AGREEMENT TO ISSUE SHARES OF COMMON STOCK


DATED AS OF:  February 16, 1999

BETWEEN:      Baylor College of Medicine                                   "BCM"
              One Baylor Plaza
              Houston, Texas 77030

AND:          MedicaLogic, Inc.                                            "MLI"
              20500 NW Evergreen Parkway
              Hillsboro, OR 97124


                                    RECITALS

     A. BCM is a shareholder of PrimaCis Health Information Technology, Inc., a Delaware corporation ("PrimaCis").

     B. Pursuant to the terms of an Agreement of Reorganization and Merger dated as of December 31, 1998 (the "Merger Agreement") between MLI, PC Merger Corp., a Texas corporation which is a wholly-owned subsidiary of MLI ("Merger Corp.") and PrimaCis, PrimaCis was merged with and into Merger Corp. (the "Merger").

                                    AGREEMENT

     In consideration of the mutual covenants contained herein, and as a condition to the performance by PrimaCis of its obligations under the Merger Agreement, the parties agree as follows:

     1.0 Purchase Order. BCM agrees to place an order with MLI (the "Purchase Order") for 1,500 licenses of MLI's Logician software (the "Software"), at a price of $3,000 a license.

     2.0 License of Software. MLI agrees to offer licenses of the Software through December 31, 2002, to BCM or any of its affiliated institutions or affiliated health care providers in the Houston, Texas metropolitan statistical area (the "Houston MSA"), at a price of $3,000 a license.

     3.0 Issuance of Shares of MLI Common Stock. For each license sold by MLI to BCM from the date of this Agreement through December 31, 2002 other than pursuant to the Purchase Order, MLI will issue to BCM shares of MLI Common Stock ("Shares") as follows:

          3.1 MLI will issue to BCM Shares according to the following formula:

                               N = R divided by P
where:      N  =  the number of Shares to be issued by MLI to BCM
                       R  =  50 percent of the license fees received by MLI
                  from the sale of licenses for the Software to BCM from the date of this Agreement through December 31, 2002 other than pursuant to the Purchase Order
                       P  =  the fair market value of MLI's Common Stock

          For the purposes of this Section 3.1, the "fair market value" of MLI's Common Stock (which is currently $2.20 per share) shall mean: (i) prior to an initial public offering, the fair market value of MLI's Common Stock as of the last day of a particular quarter for which a calculation pursuant to this
Section 3.1 is being made, as determined in good faith by MLI's Board of Directors and in accordance with generally accepted accounting principles; and
(ii) after an initial public offering, the average of the closing sale prices of MLI Common Stock reported on the securities exchange or other principal securities market on which the MLI Common Stock may be listed or traded for the last 20 business days of a particular quarter for which a calculation pursuant to this Section 3.1 is being made.

          3.2 For the purposes of this Section 3, any sales of licenses for the Software in the Houston MSA subsequent to the date of this Agreement other than pursuant to the Purchase Order shall be credited as if such licenses were sold to BCM.

          3.3 MLI shall calculate the number of Shares to be issued to BCM quarterly. Within 45 days after the end of each quarter, with the final quarter ending on December 31, 2002, MLI shall transmit to BCM certificates representing the Shares, if any, earned in that quarter. MLI shall include in each such transmittal a written statement in reasonable detail showing MLI's calculation of the number of shares that BCM is entitled to receive for that quarter pursuant to this Section 3.

          3.4 Notwithstanding anything to the contrary in this Agreement, MLI shall have no obligation to issue any additional Shares pursuant to this Agreement when the license fees received by MLI from the sale of licenses of the Software for the purpose of applying the formula set forth in Section 3.1 exceeds $24,000,000.

     4.0 Term. This Agreement shall expire on December 31, 2002.

     5.0 Press Releases. The parties shall use their respective best efforts to draft and release, promptly after the execution of this Agreement, a jointly drafted and previously agreed upon press release disclosing the terms of this Agreement and the Purchase Order, the importance of BCM's decision to standardize on the Software as a single ambulatory electronic medical records system and the expected use of the Software in Texas Children's Hospital Cancer Center once oncology content is available.

     6.0 Investment Representations. BCM represents that it will be acquiring the Shares pursuant to this Agreement for investment for its own account, and not with a view to, or for resale in connection with, any distribution of the Shares. The Shares are being offered and sold pursuant to this Agreement without registration under the Securities Act of 1933 (the "1933 Act") or any state securities law based on exemptions provided under such laws, and that the Shares are "restricted securities" under federal securities laws and as such may not be sold or disposed of unless they are registered under the 1933 Act and all applicable state securities laws or unless, in the opinion of counsel acceptable to MLI, exemptions from the registration requirements of the 1933 Act and all applicable state securities laws are available. BCM is an "accredited investor" as defined in Rule 501 of the Securities and Exchange Commission.

     7.0 Stock Certificate Legends. BCM understands that there will be placed on the certificates for the Shares, or any substitution therefor, the following legends:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE INVESTOR SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT, UNLESS THE SECURITIES ARE RESOLD IN COMPLIANCE WITH RULE 144, AND ANY APPLICABLE STATE SECURITIES LAWS."

          "A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS OF STOCK OF THE ISSUER, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF PREFERRED STOCK SO FAR AS FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE RECORD HOLDER

          OF THIS CERTIFICATE TO THE SECRETARY OF THE ISSUER AT ITS PRINCIPAL OFFICE."

          "TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE TERMS OF AN AGREEMENT BETWEEN THE
          CORPORATION AND CERTAIN OF ITS SHAREHOLDERS, A COPY OF WHICH CAN BE OBTAINED BY THE RECORD HOLDER OF THIS CERTIFICATE FROM THE SECRETARY OF THE CORPORATION."

     8.0 Supplemental Signature Page - (Shareholders Agreement); Restrictive Agreement (VHA). Concurrently with the execution and delivery of this Agreement, BCM shall execute and deliver to MLI a supplemental signature page to the MedicaLogic, Inc. Shareholders Agreement dated as of February 1, 1994, as amended, and a supplemental signature page to the Restrictive Agreement (VHA) by and between the Company and VHA.

     9.0 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

     10.0 Assignment. This agreement shall not be assignable by either party without the prior written consent of the other.

     11.0 Binding Effect; No Third Party Benefit. This agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, subject to the restrictions on assignment contained in
Section 10. Nothing express or implied in this agreement is intended or shall be construed to confer upon or give to a person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

     12.0 Amendment and Modification. Subject to applicable law, this agreement may be amended or modified only by a writing signed by the party against whom enforcement is sought.

     13.0 Counterparts. For the convenience of the parties hereto, this agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     14.0 Captions. The article, section and paragraph captions herein are for convenience of reference only, do not constitute a part of this agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     15.0 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, certified or registered mail with postage prepaid, or sent by telex, telegram or facsimile (in each case with evidence of confirmed transmission) as set forth in the Merger Agreement.

     16.0 Choice of Law. This agreement shall be governed by and construed in accordance with the laws of the State of Texas, exclusive of choice of law rules.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the date first written above.

                                       BAYLOR COLLEGE OF MEDICINE


                                       By J. ROBERT BECK
                                          --------------------------------------
                                       Name:  J. Robert Beck, M.D.
                                       Title: Vice President for Information
                                              Technology


                                       MEDICALOGIC, INC.


                                       By GUY E. FIELD
                                          --------------------------------------
                                       Name:  Guy E. Field
                                       Title: VP Finance